UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 24, 2003

MDU Resources Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Schuchart Building
918 East Divide Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code (701) 222-7900

Item 12.  Results of Operations and Financial Condition.

            MDU Resources Group, Inc. is furnishing to the Securities and Exchange Commission its third quarter 2003 earnings press release, which is furnished as Exhibit 99.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.
Date October 24, 2003	BY /s/ Warren L. Robinson_______________ Warren L. Robinson Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	Press release issued October 24, 2003, regarding earnings for the third quarter.